NATIONWIDE MUTUAL FUNDS
Nationwide Emerging Markets Debt Fund

Supplement dated September 14, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the "Portfolio Management – Portfolio Manager" section on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Kieran Curtis	Investment Director, Emerging Markets	Since 2017
Mark Baker, CFA	Investment Director, Emerging Markets	Since 2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE